EXHIBIT 99.2

                                 LEASE AGREEMENT

     1. PARTIES. This Lease is made this 19th day of December, 2000 (for reference purposes only), by and between JAMES M. ROSWELL, d/b/a BURBANK EAST BUSINESS PARK, a sole proprietorship ("Landlord"), and BIOPOOL INTERNATIONAL, INC. a Delaware Corporation ("Tenant").

     2. PREMISES. Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain building space ("Premises"), as shown on the floor plan on EXHIBIT "A" attached hereto and made a part hereof, known as Suites 200, 205, 210, 28, 250, 255 and 260, and 590 Burbank Street, Broomfield, Colorado 80020.

     The Premises are a part of the Project ("Project") consisting of two buildings (collectively, "Buildings") and Common Areas ("Common Areas") located on Lots 16, 17 and 18, Broomfield Professional Park, County of Boulder, State of Colorado, said Premises to have a rentable area of approximately 11,040 square feet.

     The Common Areas are all of the facilities furnished by Landlord in, upon or in connection with the Premises and designated for the general use in common for occupants of the Project, including Tenant herein, including, but not limited to: parking areas, streets, sidewalks, roadways, walks, curbs, Building identity signs, shelters, ramps, landscaped areas, the storm drainage system and utility lines, and other similar facilities. The Common Areas may be expanded, contracted or changed by Landlord from time to time as deemed desirable, and shall at all times be subject to the exclusive control and management of Landlord, who agrees to operate and maintain the same pursuant to the terms and provisions of this Lease Agreement.

     Landlord shall have the right from time to time: to change the area, level, location and arrangement of the Common Areas' parking areas and other facilities above-referred to; to restrict parking by tenants and their employees to employee parking areas; and to make rules and regulations pertaining to and necessary for the proper operation and maintenance of the Common Areas.

     3. TERM.

     a. The term of this Lease Agreement ("Term") shall commence on April 1, 2001 or earlier if Tenant Improvements per EXHIBIT "B" are complete ("Commencement Date") and, unless sooner terminated as herein provided, shall end March 31, 2006 at 4:00 p.m. Tenant agrees to execute a Commencement Date Agreement (Addendum 1 of this Lease Agreement) within 7 days after Lease Commencement. Notwithstanding anything to the contrary Tenant agrees that Lease Commencement will be no later than April 1, 2000 and that payment of rent will commence on this date whether or not construction is complete by this date. Landlord recognizes that time is of the essence and agrees to use good faith efforts to effect completion of the Tenant Improvements in a timely fashion. If there are delays in Tenant's occupancy of the Premises, which delays are solely the result of Landlord's wrongful nonperformance under the Tenant Improvement Construction Agreement, Landlord agrees to abate rent for the period of time of such delay.


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     b. Tenant has an option to renew for one (1) additional five (5) year term under the same terms and conditions as the Lease, except that the Base Rent shall be the larger of (a) the Base Rent as adjusted at the term expiration date, or (b) the fair market rental rate at the time of this renewal. If the Base Rent is subject to adjustment during this lease term, the Base Rent in the renewal term shall be subject to the same adjustment.

     To exercise the option, Tenant must give written notice to Landlord of an intention to renew the Lease during the period from 210 to 240 days before the expiration of the initial lease term. Landlord shall within 30 days of receipt of notice advise Tenant in writing of the fair market base rental which shall be charged if the option is exercised. The fair market base rent for the renewal term shall be determined by Landlord's good faith judgment, and the rent so determined shall be presumed correct, which presumption may only be rebutted by proof by the Tenant that the Base Rent set makes the rent outside the range of the fair market rental for the Premises. If the Tenant disputes the fair market base rent, the dispute shall be resolved as follows:

     a) Tenant shall obtain and pay for an appraisal by an MAI (Member Appraisal Institute) appraiser of fair market rent for the premises named herein. Landlord has the right to approve or disapprove of the MAI appraisal results. If Landlord disapproves, then:

     b) Landlord shall obtain and pay for an appraisal by an MAI appraiser of fair market rent for the premises named herein, and Tenant shall have the right to approve or disapprove of these results. If Tenant disapproves, then:

     c) The dispute shall be resolved by the arbitration by and in accordance with the rules of the American Arbitration Association; and the party which substantially prevails shall be entitled to legal fees and all expenses of the American Arbitration Association and the fees of the arbitrator.

     If the rent is disputed on the day the new lease term begins, Tenant shall pay as rent until the dispute is resolved, the higher of the Base Rent under this Lease at the end of this lease term or Tenant's highest offered rent extended in negotiations. If the rent Tenant has paid in the new term is less than that established by arbitration, interest shall be charged at the rate stated in Section 26 herein and all interest shall be due 30 days after the date of the arbitration award. If the rent Tenant has paid in the new term is more than that established by arbitration, the excess rent paid shall be credited to future rent as it falls due.

     Notwithstanding any of the provisions of this section, Landlord shall not be obligated to renew the Lease if at the time of the exercise of the option or at the time the renewal term is to begin, Tenant is in default under this Lease or if, during the initial term of the Lease, Tenant has been in default on three or more occasions.


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     4. POSSESSION.

     a. If the Landlord, for any reason whatsoever, cannot deliver possession of the said Premises to the Tenant on the Commencement Date by reason of the making of any alterations upon the Premises pursuant to the specifications attached hereto as EXHIBIT "B", or for any other cause, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above Term be in any way extended. Notwithstanding any design, bidding, permitting or construction delays, unless such delays are solely due to Landlord's wrongful nonperformance under the Tenant Improvement Construction Agreement, Tenant shall make all payments to Landlord required under this Lease Agreement in accordance with the terms of this Lease Agreement.

     b. The Tenant shall have the right prior to the Commencement Date to enter upon the Premises at reasonable times for the purpose of installing furniture, fixtures and equipment which the Tenant requires pursuant to the terms of this Lease if such access and placement does not unreasonably conflict with the alterations or renovations as provided for herein.

     5. BASE RENT.

     a. Tenant agrees to pay to Landlord as Base Rent, without prior notice, during the Term hereof, the sum of THIRTEEN THOUSAND THREE HUNDRED AND FORTY DOLLARS AND 00/100 ($13,340.00) on or before the first day of the first full calendar month of the Term and a like sum on or before the first day of each and every successive calendar month thereafter during the Term except that the first rental payment (covering Base Rent and Estimated Operating Expenses for the first month of the lease, in the amount of $15,511.20) shall be paid to Landlord by Tenant upon execution of this Lease Agreement by the Tenant. Rent shall be paid in full, without deduction or offset, in lawful money of the United States.

     b. As of each Annual Anniversary date of this Lease beginning twelve months after the commencement date of this lease but no later than April 1, 2002, the Base Rent due under the terms hereof shall be adjusted by three percent per annum.

     6. SECURITY DEPOSIT. The Security Deposit required of Tenant under this Lease Agreement is Thirty one thousand twenty two and 40/100 Dollars ($31,022.40) along with an Irrevocable Standby Letter of Credit defined below, to be retained by Landlord without the responsibility for payment of interest thereon, as security for performance of all the terms and conditions of this Lease Agreement to be performed by Tenant, including payment of all rent due under the terms hereof. Landlord shall not be required to keep this security deposit separate from its general funds.

In addition, immediately upon execution of this Lease Tenant shall provide an Irrevocable Standby Letter of Credit subject to Landlord's approval including but not limited to approval of the issuing bank, and the terms and conditions of the Irrevocable Standby Letter of Credit. The letter of credit shall be issued in the amount of $124,090.00 for five years but will have an amendment for decline


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of the value on each Lease anniversary date for the term of the lease. The value of the Irrevocable Standby Letter of Credit may be decreased to $108,579.00 on the first Lease anniversary date at the option of Tenant. The value of the Irrevocable Standby Letter of Credit may be decreased to $93,068.00 on the second Lease anniversary date at the option of Tenant. The value of the Irrevocable Standby Letter of Credit may be decreased to $62,046.00 on the third Lease anniversary date at the option of Tenant. The value of the Irrevocable Standby Letter of Credit may be decreased to $31,024.00 on the fourth Lease anniversary date at the option of Tenant.

     Deductions may be made by Landlord from the amount so retained including the Standby Letter of Credit which deductions may include, but not be limited to, the following purposes: (a) for the reasonable cost of repairs resulting from damages caused by Tenant, its agents, contractors, servants, employees, licensees or invitees, to the Leased Premises during the term of the Lease; (b) for the reasonable cost of repairs to the Leased Premises after lease termination that are the direct result of the Tenant's operations, see EXHIBIT "C"); (c) for any rent delinquent under the terms hereof; (d) the costs of any environmental cleanup or remediation resulting from the operations of the Tenant required under the terms of this Lease; (e) upon the early termination of the Lease, or upon a default that remains uncured by Tenant, a deduction for any unamortized real estate commissions paid by Landlord per Section 39 herein; (f) for any unamortized tenant improvement expense paid by Landlord per Exhibit B herein; and/or (g) any sum used in any manner to cure any default in the performance of Tenant under the terms of this Lease Agreement. Landlord agrees to give Tenant written notice of the intent to make deductions from the amounts retained 5 days prior to any such deduction.

     In the event deductions are so made during the Term, upon notice by Landlord, Tenant shall, within 5 business days of such notice, redeposit such amounts so expended so as to maintain the deposit in the amount herein provided for and failure to so redeposit shall be deemed a failure to pay Base Rent under the terms hereof. In the case that deductions are made from the Irrevocable Standby Letter of Credit, Tenant shall increase the value of the Irrevocable Standby Letter of Credit per this agreement by the amount of any deduction within 10 business days of notice from Landlord. Landlord will have the option to make deductions from the security deposit by either drawing from the Irrevocable Standby Letter of Credit or from Tenant's cash deposit. (Nothing herein contained shall limit the liability of Tenant as to any damage to the Premises, and Tenant shall be responsible for the total amount of any damage and/or loss occasioned by actions of Tenant.) In no case may Tenant opt to use Security Deposit for payment of rent.

     If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interest hereunder) within sixty (60) days after the expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.)


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     7. BASIC OPERATING COSTS AND ADJUSTMENTS.

     a. BASIC OPERATING COST INCLUSIONS. Landlord shall manage, maintain, preserve and operate the Project in such a manner as normal and prudent practices dictate. Tenant shall pay to Landlord, as additional rent, Tenant's Pro Rata Share of all expenses and costs of every kind and nature which Landlord shall pay or become obligated to pay, in connection with the management, maintenance, preservation and operation of the Project in such manner as normal and prudent practices dictate (determined in accordance with generally accepted accounting principles, consistently applied, with accruals appropriate to the Landlord's business), including, but not limited to, the following:

     (1) All real estate taxes, personal property taxes, business or license taxes or fees, general and special assessments which are levied by any public authority upon the Project and its operations, except (i) inheritance or estate taxes imposed upon or assessed against the Project, or any part thereof or interest therein, and (ii) income taxes.

     (2) All insurance premiums and costs including, but not limited to, the premiums and cost of fire, casualty, loss of income, liability coverage, flood insurance and special hazard insurance, applicable to the Project and Landlord's personal property used in connection therewith.

     (3) All utilities which are not separately metered, including power, communication facilities, heating, water, sewer, lighting and ventilating for the entire Project less special use allocations for Tenants. Tenant agrees to pay for any "special use" of any utilities over and beyond normal office usage which shall be paid to Landlord upon receipt of invoice.

     (4) All costs to maintain and repair areas used in common by the tenants of the Project.

     (5) All costs in providing services to tenants including routine janitorial services and supplies for the Common Areas of the Project and window washing.

     (6) All reasonable and necessary costs incurred by Landlord in managing and maintaining the exterior of the Property including, but not limited to, landscaping, parking lot, sidewalk, curb, gutter, restriping, resurfacing, repair and replacement; trash removal services; snow and ice removal; security systems; and supplies (but excluding structural repairs).

     (7) All costs for personnel to implement such services, premiums and other costs for worker's compensation insurance, wages, withholding taxes, and social security taxes for any such on-site personnel, rental and/or depreciation of machinery and equipment used in such maintenance and provision of service, fees for required licenses and permits, supplies and charges for management of the Project.


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     (8) Any charges resulting from statutes or regulations promulgated by any governmental authority in connection with the use or occupancy of the premises.

     (9) The cost of electric light bulbs and fluorescent tubes, and replacement of ballasts for the exterior of the Buildings and common areas of the Project.

     (10) Legal and accounting services for the Project; provided, however, that legal expense shall not include the cost of negotiating leases, termination of leases, extension of leases, legal fees incurred in proceedings against any specific tenant or legal costs incurred in connection with remodeling of the Project.

     (11) Landlord shall exclude from Basic Operating Cost all amounts paid for goods and services to or for the benefit of specific tenants in the form of special services.

     (12) All costs of repairing, operating and maintaining the heating, ventilating and air conditioning system and other systems and all costs incurred in making alterations or additions to such systems. Any costs incurred unnecessarily due to Tenant neglect, negligence, error or ignorance will be Tenant's responsibility. Tenant agrees to pay these expenses upon receipt of invoice.

     b. CALCULATION OF TENANT'S PRO RATA SHARE. Tenant's Pro Rata Share of the Basic Operating Cost shall be based on the percentage that the rentable area of the Premises bears to the rentable area of the Project. The rentable area of the Premises is 11,040 square feet, and the rentable area of the Project is 44,082 square feet. Thus, Tenant's Pro Rata Share shall be Twenty five and 04/100 (25.04%).

     c. COMPUTATION OF BASIC OPERATING COST ADJUSTMENT. Landlord shall endeavor to give to Tenant on or before September 1st of each year a statement of the Basic Operating Cost for the prior calendar year. If Tenant's Pro Rata Share of the Basic Operating Cost for a given calendar year exceeds the total Estimated Basic Operating Cost paid by Tenant for such calendar year, Tenant shall within thirty (30) days pay such excess, without interest, to Landlord. If Tenant's Pro Rata Share of the Estimated Basic Operating Cost for a given calendar year is less than the Basic Operating Cost paid by Tenant for such calendar year, Landlord shall within thirty (30) days refund, without interest, the difference. Failure by Landlord to give said statement by such date shall not constitute a waiver by Landlord of its right to require payment of an increase in the Basic Operating Cost.

     d. ESTIMATED BASIC OPERATING COST. The amount of Tenant's initial monthly Pro Rata Share of the Estimated Basic Operating Cost is $2171.20. On or before September 1st of each calendar year, Landlord shall adjust the amount of said Estimated Basic Operating Cost on the basis of the actual costs and expenses for the prior calendar year adjusted for anticipated changes in the current calendar year.


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     e. NET LEASE. It is the purpose and intent of Landlord and Tenant that the rent required herein shall be a full net return to Landlord over and above any and all taxes, assessments, insurance, repairs, and other costs, expenses and charges of every kind and nature relating to the Project, except for roof replacement, exterior walls (plate glass and glazing excepted), foundations and interior load-bearing partitions.

     f. AFTER TERM EXPIRATION. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Pro Rata Share of Basic Operating Cost for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the Estimated Basic Operating Cost paid and, conversely, any overpayment made shall be immediately rebated by Landlord to Tenant.

     8. UTILITIES. Tenant shall, upon the commencement of this Lease, put all separately metered utilities in its name and be solely responsible for and promptly pay all charges for heat, gas, electric and all other utility services used or consumed on the Premises. Tenant shall also be responsible for any expenses incurred for any special use of any utility whether or not separately metered. Tenant agrees to pay these expenses upon receipt of invoice. At Tenant's expense, Landlord shall arrange for the installation of water sub-meters for the purposes of monitoring water usage. For purposes of this paragraph, normal water usage is defined as 1000 gallons per occupant per year; the number of occupants shall not exceed 37.

     In no event shall Landlord be liable for any interruption or failure in the supply of any such utility to the Premises.

     9. PERMITTED USES. Tenant shall use the Premises for general office and the research and development of DNA/RNA diagnostics systems only , and for no other use or purpose whatsoever except with the written consent of the Landlord.

     Landlord acknowledges that Tenant will use certain chemicals, and microbes on site. Tenant agrees that the chemicals will be limited to those on the list contained in Exhibit "D" in amounts no greater than 1 liter unless a lesser amount is specified in Exhibit "D". Tenant agrees that the microbes will be Biosafety Level 1 or 2 and will be limited to those on the list contained in Exhibit "E". Landlord acknowledges that Tenant may use the radioactive substance P-32 in its research in quantities not to exceed 2 millicurries. Tenant may only use this radioactive substance if it has obtained all necessary and proper licenses and permits to do so and agrees to submit documentation to Landlord of these licenses and permits prior to bringing these substances onto the Premises. Tenant further agrees to keep this substance contained in only one area of the Premises that has been properly designed in accordance with all applicable governmental laws and regulations.

     Should there be any spills, releases, discharges or other improper handling of any of these chemicals, microbes or the radioactive substance P-32, Tenant agrees to immediately notify Landlord and agrees to take all necessary measures to restore the Premises to their original condition prior to the spill or improper handling, and as required by all governmental laws and regulations.


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     Prior to making any changes in Tenant's use of Premises, including but not limited to new procedures, increased quantity of substances, or use of substances other than those listed in Exhibits "D" or "E", Tenant agrees to request in writing Landlord's approval, which may not be unreasonably withheld.


     10. TENANT'S USE OF PREMISES; CARE OF GROUNDS. Tenant shall conform to all present and future laws and ordinances of each governmental authority having jurisdiction over the Premises. Tenant agrees not to conduct or operate its business in any manner which could jeopardize or increase the rate of any fire or other Project insurance or so that the same shall constitute a nuisance to or interfere with the business or the property of other tenants of the Project.

     It shall be Tenant's sole and exclusive responsibility to meet all regulations and laws of each governmental body having jurisdiction over the Premises as such regulations affect Tenant's operations, all at Tenant's sole cost and expense. Tenant further agrees not to install any electrical equipment that overloads any electrical paneling, circuitry or wiring and further agrees to comply with all requirements of the insurance underwriters and each governmental authority having jurisdiction thereof.

     Tenant has inspected the Premises and accepts the same "as is", in the condition that exists as of the date hereof, subject to completion of the Landlord's work described in EXHIBIT "B" attached hereto and made a part hereof. Tenant understands that Landlord provides no warranty of fitness for use.

     Landlord hereby disclaims any representation or warranty that the contemplated use conforms with the current Boulder County Revised Code.

     If any noise or fumes (to include cigarette smoke) created by Tenant's operations are reasonably deemed an annoyance by Landlord due to complaints from other tenants, Tenant will be required to rectify the situation, at Tenant's expense, to Landlord's satisfaction within thirty (30) days after Landlord's written notice to Tenant. If the situation is not rectified within thirty (30) days after notice, Landlord may terminate this lease at any time after that thirtieth (30th) day. Tenant will then have sixty (60) days from the date of notice of Lease termination to vacate the premises. If Tenant is unable to comply with Landlord's requirements, Landlord reserves the right to make said alterations or additions at Landlord's option and Landlord's expense. If Landlord attempts to rectify the situation after the initial thirty (30) day period, and is unsuccessful in accordance to Landlord's standards, Tenant shall vacate the Premises within 30 days from the date Landlord provides written notice to Tenant to vacate and any and all unamortized Tenant Improvement expenses and Real Estate broker's commissions will then be due and payable to Landlord.

     11. ALTERATIONS AND ADDITIONS. Tenant shall not make or suffer to be made any alterations, additions or improvements to or of the Premises or any part thereof without the written consent of Landlord first had and obtained. Any alterations, additions or improvements to or of said Premises shall, on the expiration of the term, become a part of the realty and belong to the Landlord and shall be surrendered with the Premises or, in the alternative, upon the expiration or


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earlier termination of the Term hereof Tenant shall, upon the written demand by the Landlord given at least thirty (30) days prior to the end of the Term, at Tenant's sole cost and expense, with all due diligence, remove any alterations, additions or improvements made which have been designated by the Landlord to be removed, and repair any damage to the Premises caused by such removal, including but not limited to any information systems cabling located in the walls or ceiling of the Premises. This includes but is not limited to any hoods, plumbing, lab stations, walls, or flooring. Tenant also agrees to warranty any repairs caused by such removal for one year after vacating the Premises.

     12. REPAIRS AND MAINTENANCE.

     a. TENANT'S RESPONSIBILITY.

     (1) Tenant shall, at Tenant's sole expense keep the Premises including the plumbing and electrical systems (including but not limited to light bulbs and ballasts), in good condition and repair. Tenant shall, upon the expiration or sooner termination of this Lease hereof, surrender the Premises to the Landlord in good condition. Except as specifically provided in an addendum, if any, to this Lease, Landlord shall have no obligation whatsoever to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the Buildings except as specifically herein set forth.

     (2) Tenant shall be liable for the cost of any damage to the Premises, any part of the Buildings of which the Premises is a part or the sidewalks or pavement adjoining the same which results from the movement of heavy articles or machinery or vehicles. Tenant shall not unduly load or overload all or any part of the floors of the Premises.

     (3) Tenant shall be responsible for the repair and replacement of all glass and glazing and all doors on the Premises. Such repair and replacement shall be promptly completed at the expense of the Tenant.

     (4) Tenant shall professionally clean carpets a minimum of one time per year and Tenant agrees to send copy of paid invoice for such services to Landlord within 30 days of Tenant's receipt of invoice.

     b. LANDLORD'S RESPONSIBILITY.

     (1) Landlord shall maintain the Common Areas and the structural portions of the Buildings, unless such maintenance are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance. The cost of all such maintenance (except repairs of structural defects) shall be included in the Basic Operating Costs as provided in Paragraph 7 hereof. Landlord shall not be liable for any failure to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of maintenance is given to


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Landlord by Tenant. Except as provided in Paragraph 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to a portion of the Buildings or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense.

     (2) Landlord shall maintain the exterior and the roofs of the Buildings within the Project and shall keep the parking area free of trash and debris and shall remove the snow on sidewalks and parking lots surrounding the Premises and shall conform to all present and future laws and ordinances of any governmental authority having jurisdiction over the Premises. The cost of all such maintenance, cleanup and snow removal shall be included in the Basic Operating Costs as provided in Paragraph 7 hereof.

     (3) Landlord shall maintain all of the HVAC systems within the Project. The cost of such maintenance shall be the responsibility of the Tenant per Paragraph 7(a)(12), unless the systems were specially installed by or for the Tenant in which case Tenant will maintain and repair these systems at Tenant's sole expense.

     13. LIENS. Tenant shall keep the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. The Property upon which the Premises are located shall expressly not be subject to any liens given by the provisions of Title 38, Article 22, Colorado Revised Statutes. Tenant on behalf of Landlord should give notice to anyone performing labor or furnishing materials used in connection with the said Premises within five (5) days of the commencement of such work by serving written notice personally upon all persons performing labor or furnishing materials or machinery. Tenant shall, on behalf of Landlord, within five (5) days of the commencement of such work, post and keep posted in some conspicuous place upon said Premises a written notice to the effect of the aforesaid.

     14. ASSIGNMENT OR SUBLETTING. Without Landlord's prior written consent, which shall not be unreasonably withheld, Tenant will neither assign this Lease in whole or in part nor sublease all or part of the Premises. Any such assignment or subletting without such consent shall be void and shall, at the option of the Landlord constitute a default under this Lease.

     a. These transactions will also require Landlord's prior written consent:

     (1) an assignment by operation of law;

     (2) an imposition (whether or not consensual) of a lien, mortgage or encumbrance upon Tenant's interest in this Lease; and

     (3) an arrangement (including without limitation management agreements, concessions and licensees) that allows the use and occupancy of all or part of the Premises by anyone other than Tenant.


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     b. If Tenant requests Landlord's consent to a specific assignment or sublease, Tenant will give Landlord 90 days' notice and:

          (1)  the name and address of the proposed assignee or subtenant;

          (2)  a copy of the proposed assignment or sublease;

          (3) reasonably satisfactory information about the nature, business and business history of the proposed assignee or subtenant, and its proposed use of the premises; and

          (4) banking, financial or other credit information and references about the proposed assignee or subtenant sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant.

     c. Landlord's consent to an assignment or sublease will not be effective until:

          (1) a fully executed copy of the instrument of assignment or sublease has been received by Landlord; and

          (2) Landlord has received a written instrument in which the assignee has assumed and agreed to perform all of Tenant's obligations in the Lease.

     d. Landlord's consent to an assignment or sublease will not release Tenant from the payment and performance of its obligations in the Lease, but rather, Tenant and its assignee or sublessee will be jointly and severally primarily liable for such payment and performance. An assignment or sublease without Landlord's prior written consent will be void at Landlord's option.

     e. Landlord's consent to one assignment or sublease will not waive the requirements of its consent to any subsequent assignment or sublease.

     f. Without affecting any of its other obligations under this Lease, Tenant will pay Landlord as additional rent all sums or other economic considerations that are received by Tenant as a result of an assignment or subletting, whether or not denominated rentals under the assignment or sublease, which exceed in total the sums Tenant is obligated to pay Landlord under this Lease.

     g. A $1000.00 administration fee will be due to Landlord prior to any assignment or sublease being executed.

     15. INDEMNIFY/HOLD HARMLESS. Tenant will indemnify and hold Landlord harmless from and against any and all claims, losses, expenses, costs, judgments, and/or demands arising from the conduct of Tenant on the Premises and/or on account of any operation or action by Tenant and/or from and against all claims arising from any breach or default on the part of Tenant or any act of negligence of Tenant, its agents, contractors, servants, employees, licensees or invitees, and any accident, injury or death of any person or damage to any property in or about the Premises.

     16. SUBROGATION. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver.

     17. INSURANCE.

     a. (1). Tenant agrees to carry Commercial General Liability Insurance in the minimum amounts as follows:

          General Aggregate                                 $2,000,000.00
          Products & Completed Operations Aggregate         $2,000,000.00
          Personal and Advertising Injury                   $1,000,000.00
          Each Occurrence                                   $1,000,000.00
          Fire Damage (any one fire)                        $ 50,000
          Medical Expense (any one person)                  $ 5,000

Tenant shall exercise best efforts to increase said liability insurance to such additional amounts as Landlord from time to time may require.

     (2). CONTENTS AND TRADE FIXTURES. Tenant shall maintain in effect policies insuring all of Tenant's contents, trade fixtures, machinery, equipment, furniture and furnishings in the Premises, to the extent of at least ninety percent (90%) of their replacement cost under special perils of coverage insurance.

     (3). BUSINESS INTERRUPTION. Tenant shall maintain in effect special perils business interruption and extra expense insurance, in an amount reasonably satisfactory to Landlord.

Certificates of such insurance shall be delivered to Landlord and shall provide that said coverage shall not be changed, modified, reduced or canceled without thirty (30) days prior written notice thereof being given to Landlord. Burbank East Business Park and Roswell & Company shall be named as additional insureds. In the event Tenant fails to secure such insurance or to give evidence to Landlord of such insurance by depositing with Landlord certificates as above provided, Landlord may purchase such insurance in Tenant's name and charge Tenant the premiums therefor. Bills for the premiums therefor shall be deemed to be, and shall be paid as, additional rent, and Tenant agrees to pay for the cost of this insurance in full upon receipt of invoice from the insurance company or the Landlord.

     b. Landlord shall carry property damage insurance in an amount to adequately insure the replacement cost of the building and general liability insurance of not less than ONE MILLION DOLLARS ($1,000,000.00) for each occurrence of bodily injury. Such insurance obtained by

Landlord shall not cover Tenant's personal property within the Premises. Tenant agrees to pay additional rent equal to any increase in casualty insurance premiums that may be charged during the term of this Lease on the amount of insurance carried by Landlord on said total premises where such increase results from the business carried on by Tenant on the leased premises, whether or not Landlord has consented to the same. Bills for the premiums therefor shall be deemed to be, and shall be paid as, additional rent.

     18. CHANGES AND ADDITIONS TO THE PROJECT. Landlord reserves the right at any time to make alterations or additions to the Project and/or to build additions or other structures adjoining the Building. Landlord also reserves the right to construct other buildings and/or other improvements in the immediate area of the Building in which the Premises is located and to make alterations or additions thereto, all as Landlord shall determine. Easements for light and air are not included in the demise of the Premises to Tenant. Landlord further reserves the exclusive right to use the roof of the Building of which the Premises is a part, unless otherwise expressly provided in this Lease Agreement. Landlord also reserves the rights at any time to relocate, vary and adjust the size of any of the improvements, parking areas or other Common Areas of the Project; provided, however, that all such changes shall be in compliance with the minimum requirements of governmental authorities having jurisdiction over the Project.

     19. RULES AND REGULATIONS. Landlord reserves the right to adopt and promulgate rules and regulations applicable to the Premises and all or any part of the Project and from time-to-time to amend or supplement said Rules or Regulations. Notice of such Rules and Regulations and amendments and supplements thereto shall be given to Tenant, and Tenant agrees to comply with and observe such Rules and Regulations and amendments and supplements thereto.

     20. HOLDING OVER. If after expiration of the term of this Lease Agreement, Tenant shall remain in possession of the Premises and continues to pay rent without a written agreement as to such possession, then Tenant shall be deemed a month-to-month Tenant and the Base Rent rate during such holdover tenancy shall be double the monthly Base Rent paid for the last month of its tenancy under this Lease Agreement. No holding over by Tenant shall operate to renew or extend this Lease Agreement without the written consent of Landlord to such renewal or extension having been first obtained.

     21. INSPECTION OF AND RIGHT OF ENTRY TO LEASE PREMISES.

     Landlord, and Landlord's agents and employees, shall have the right to enter the Premises at all times during regular business hours and at all times during emergencies, to examine the Premises, to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all materials into and upon said Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and the rent reserved shall in no way abate while such repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant or otherwise. During the six (6) months prior to the expiration of the term of this Lease Agreement or any renewal thereof, Landlord may exhibit the Premises to prospective tenants and/or purchasers, and may place upon the Premises the usual notice indicating the Premises are for lease and/or sale.

     22. RECONSTRUCTION. In the event the Premises or the Building of which the Premises is a part are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair the same; and this Lease shall remain in full force and effect. Tenant shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Tenant on the Premises.

     In the event the Premises are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten percent (10%) of the then full replacement cost of the Premises.

     In the event the destruction of the Premises is to an extent greater than ten percent (10%) of the full replacement cost, then Landlord shall have the option: (a) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as hereinabove provided; or (b) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to date of such termination.

     Notwithstanding anything to the contrary contained in this Paragraph, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Paragraph occurs during the last twelve (12) months of the Term or any extension thereof. Tenant shall have the right to terminate if Landlord elects not to restore the Premises.

     Landlord shall not be required to repair any injury or damage by fire or other cause to any personal property installed in the Premises by Tenant.

     The Tenant shall not be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair reconstruction or restoration.

     23. DEFAULT. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

     a. The vacating or abandonment of the Premises by Tenant.

     b. The failure to abide by the Rules and Regulations applicable to the Project after five (5) days' notice of a violation.

     c. The failure by Tenant to make any payment of rent, basic operating costs or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.

     d. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Paragraph 23.c. above, where such failure shall continue for a period thirty of (30) days after written notice thereof by Landlord to Tenant.

     e. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt; or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days; or the filing of any lien against the Premises which is not discharged in thirty (30) days.

     24. REMEDIES IN DEFAULT. In the event of any such default, the Landlord shall have the following remedies, in addition to any other remedies available at law or in equity:

     a. The Landlord may institute suit to collect sums due or otherwise enforce the obligations of the Lease;

     b. The Landlord may re-enter and take possession of the Premises without terminating the Lease. In such event, the Tenant shall remain liable for all rent due under the Lease, including that accruing after the date of re-entry. The Landlord may elect to accelerate the remaining balance of rent due under the Lease and declare all such rent immediately due and payable. The Landlord may relet the Premises on such terms as the Landlord deems proper in his sole discretion, and such reletting shall not terminate the Lease or relieve the Tenant of the obligations thereunder.

     c. The Landlord may terminate the Lease, and re-enter and take possession of the Premises. In the event of such termination, the Landlord shall send Tenant a second notice, terminating the Lease on a date certain, by certified mail return receipt requested to the Tenant. In such event, Landlord may sue Tenant for damages for breach of the Lease, and such damages shall be deemed to be the equivalent of the rent and other sums due under the Lease Agreement for the entire term thereof, including those accruing after the date of termination. The Landlord may relet the Premises on such terms as the Landlord deems proper in his sole discretion, and such reletting shall not relieve the Tenant of the obligations thereunder.

     d. Landlord shall have all of the rights and remedies provided by law for the recovery of rent and possession.

     e. Acceptance of rent by the Landlord after default under the terms hereof by Tenant shall not be construed as a waiver of the rights of Landlord herein set forth.

     f. In the event of any nonperformance or default by Tenant, Landlord shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, incurred in connection with or relating to such nonperformance or default. Such costs, expenses and fees include, but are not limited to, those incurred in sending any notice, in pursuing any of the remedies set forth herein, or in otherwise enforcing the terms of the Lease.

     25. SUBORDINATION; ATTORNMENT. Upon the written request of Landlord or of any mortgagee of Landlord, Tenant will from time-to-time in writing subordinate its rights hereunder to the interest of any such lessor, as well as to the lien of any mortgage or deed of trust now or hereafter in force against the Building of which the Premises are a part or against any buildings hereafter placed upon the Land, and all advances made or hereafter to be made upon the security thereof. Such written subordination shall be executed and delivered to Landlord within ten (10) days after Tenant's receipt of a request for the same; and if Tenant fails to execute and deliver any such instrument, Tenant does hereby make, constitute and irrevocably appoint Landlord and its successors and assigns as its attorney in fact, in its name, place and stead so to do.

     If any proceedings are brought for foreclosure, or to exercise the power of sale under any mortgage or deed of trust previously hereafter made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease Agreement.

     26. INTEREST ON PAST DUE OBLIGATIONS. Any amount due to Landlord not paid when due shall bear interest at one and one-half percent (1.5%) simple interest per month from the due date until paid. Payment of such interest shall not excuse or cure any default by Tenant under this Lease Agreement.

     27. LATE CHARGE. The Landlord shall have the right to collect from Tenant, in addition to any amounts due under Paragraph 26 above, a monthly collection service charge for any payment due to Landlord hereunder which is delinquent five (5) days or longer, said charge being seventy-five dollars ($75.00) or five percent (5%) of said payment, whichever sum shall be greater. An additional $10.00 per day will be charged for each day rent is late thereafter. There will be a $40.00 fee for any check from Tenant returned unpaid to Landlord.

     28. RECORDING. The parties hereto agree this Lease Agreement shall not be recorded in the office of the Boulder County Clerk and Recorder.

     29. NOTICE PROCEDURES. All notices and demands which may be or are required or permitted to be given by either party to the other hereunder shall be in writing. The initial addresses for the parties are as follows:

         LANDLORD:                                   PAYMENT ADDRESS:
         --------                                    ---------------
         Burbank East Business Park                  P.O. Box 1796
         c/o James M. Roswell                        Boulder, CO  80306
         1136 Pearl Street, Suite 201
         Boulder, CO  80302

         TENANT:
         ------
         BIOPOOL INTERNATIONAL INC.
         6025 NICOLLE ST.
         VENTURA, CA  93003
         ATTN: TIMOTHY J. DAHLTORP

All notices and demands by the Landlord to the Tenant shall be sent by United States Mail or nationally recognized overnight courier, postage prepaid, addressed to the Tenant at the above address, or to such other place as Tenant may, from time to time, designate in a notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sent by United States Mail, or nationally recognized overnight courier, postage prepaid, addressed to the Landlord at the above address, or to such other person or place as the Landlord may, from time to time, designate in a notice to the Tenant.

     30. TRANSFER BY LANDLORD - ATTORNMENT. Nothing in this Lease Agreement shall restrict the right of Landlord to sell, convey, assign or otherwise deal with all or any part of the Project.

     A sale, conveyance or assignment of the Building containing the Premises shall operate to release Landlord from liability hereunder for any breach occurring after the effective date of such sale, conveyance or assignment; and thereafter Tenant shall look solely to Landlord's successors in interest in and to this Lease Agreement. The Tenant's leasehold estate under this Lease Agreement shall not be affected by any such sale, conveyance or assignment, and Tenant shall attorn to Landlord's successors in interest hereunder. Any funds in which Tenant has an interest in the hands of Landlord or the then grantor at the time of such transfer shall be turned over to the grantee.

     If the interest of Landlord is transferred to any person, firm, conveyance or corporation by reason of foreclosure or other proceedings for enforcement of any mortgage or deed of trust, by delivery of a deed in lieu of such foreclosure or other proceedings, Tenant shall immediately and automatically attorn to such person, firm, company or corporation.

     31. COMPLIANCE WITH ENVIRONMENTAL LAWS.

     a. As used in this Lease Agreement, the phrase "Environmental Condition" means and includes: (1) any adverse condition relating to surface water, ground water, drinking water supply, land, surface or subsurface strata or the ambient air, and includes, without limitation, air, land and water pollutants, noise, vibration, light and odors; and (2) any condition which may result in a claim of liability under the Comprehensive Environment Response Compensation and Liability Act, as amended ("CERCLA"), or the Resource Conservation and Recovery Act ("RCRA"), or any claim of violation of the Clean Air Act, the Clean Water Act, the Toxic Substance Control Act ("TSCA"), or any claim of liability or of violation under any federal statute hereafter enacted dealing with the protection of the environment or with the health and safety of employees or members of the general public, or under any rule, regulation, permit or plan under any of the foregoing, or under any law, rule or regulation now or hereafter promulgated by the state in which the Premises are located, or any political subdivision thereof, relating to such matters (collectively "Environmental Laws").

     b. Tenant shall, at all times during the Lease Term, comply with all Environmental Laws applicable to the Premises and shall not, in the use and occupancy of the Premises, cause or contribute to, or permit any party claiming by, through or under Tenant, to cause or contribute to any Environmental Condition. Without limiting the generality of the foregoing, Tenant shall not (without the prior written consent of Landlord) receive, keep, maintain or use on or about the Premises any substance as to which a filing with a local emergency planning committee, any State Emergency Response Commission or the fire department having jurisdiction over the Premises is required pursuant to U311 and/or U312 of CERCLA, as amended by the Superfund Amendment and Reauthorization Act of 1986 ("SARA") (which latter Act includes the Emergency Planning and Community Right-To-Know Act of 1986); in the event Tenant makes a filing pursuant to SARA, Tenant shall simultaneously deliver copies thereof to Landlord.

     c. Tenant will protect, indemnify and save harmless Landlord from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of whatever kind or nature, contingent or otherwise, known or unknown, incurred or imposed, based upon any Environmental Laws or resulting from any Environmental Condition which is caused or contributed to by the use or occupancy of the Premises by Tenant or any party claiming by, through or under Tenant. In case any action, suit or proceeding is brought against any of the parties indemnified herein by reason of any occurrence described in this Paragraph 31, Tenant will, at Tenant's expense, by counsel approved by Landlord, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended. The obligations of Tenant under this Paragraph 31 shall survive the expiration or earlier termination of this Lease.

     d. Landlord may conduct tests in or about the Premises for the purpose of determining the presence of any Environmental Condition. If such tests indicate the presence of an Environmental Condition caused or contributed to by the use or occupancy of the Premises by Tenant or any party claiming by, through or under Tenant, Tenant shall, in addition to its other obligations hereunder, reimburse Landlord for the cost of conducting such tests. Without limiting Tenant's liability under this Paragraph 31, in the event of any such Environmental Condition, Tenant shall, at Landlord's election, (i) promptly and at its sole cost and expense, take any and all steps necessary to remedy the same, complying with all provisions of applicable law, or (ii) shall reimburse Landlord for the cost to Landlord of remedying the same. The reimbursement shall be paid by Tenant to Landlord in advance of Landlord's performing such work, based upon Landlord's reasonable estimate of the cost thereof; and upon completion of such work by Landlord, Tenant shall pay to Landlord any shortfall promptly after Landlord bills Tenant therefor or Landlord shall promptly refund to Tenant any excess paid, as the case may be.

     e. Not with standing anything to the contrary, Tenant agrees to reimburse Landlord for the expense of an initial environmental walkthrough inspection within the first year of Tenant's occupancy of the Premises. Landlord will select the contractor and the expense to Tenant will be less than $1000.00 unless it appears that an environmental condition has been created by Tenant in which case all the provisions of Sections 31 and 32 will apply.

     f. After Tenant vacates the Premises, Tenant and Landlord agree that either party may conduct a Phase I environmental inspection at Tenant's expense, by a mutually acceptable environmental contractor. If per Section 9 of this agreement, Tenant has used radioactive substances in or about the Premises, the Phase I environmental inspection will include a test for radioactivity. If a Phase II or Phase III environmental inspection is recommended by the contractor as a result of suspected contamination of the Premises by any materials listed on Exhibits "D" and "E", or any additional materials used in the operations of the Tenant, Tenant agrees that Landlord may conduct these inspections at Tenant's expense.

     32. HAZARDOUS MATERIALS.

     a. "HAZARDOUS MATERIAL", as used in this Lease, shall be construed in its broadest sense and shall include asbestos, other asbestos containing material (which is currently or may be designated in the future as a Hazardous Material), any petroleum base products, pesticides, paints and solvents, polychlorinated biphenyl, lead, cyanide, DDT, acids, ammonium compounds and other chemical products (excluding commercially used cleaning materials in ordinary quantities) and any substance or material if defined or designated as an infectious, hazardous or toxic substance, or other similar term, by any federal, state or local law, statute, regulation, or ordinance affecting the Building Complex or Premises presently in effect or that may be promulgated in the future, as such statutes, regulations and ordinances may be amended from time to time.

     b. Tenant shall not cause or permit any Hazardous Material other than those listed in Exhibits "D" and "E", to be brought upon, kept, or used in or about the Premises by Tenant, its agents, employees, contractors, licensees or invitees, without the prior written consent of Landlord (which Landlord shall not unreasonably withhold as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Premises). If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises caused or permitted by Tenant results in contamination of the Premises or Building Complex, or any part thereof, or if contamination of the Premises or Building Complex by Hazardous Material is a result, in whole or in part, of the actions of Tenant, its agents, contractors, servants, employees, licensees or invitees, then Tenant shall indemnify, defend and hold Landlord, its agents, employees, legal representatives, successors and assigns, harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Premises and Building Complex, damages for the loss or restriction on use of any rentable or usable space or of any amenity of the Premises or Building Complex, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material, Hazardous Material Waste or Medical Waste present in or about the Building Complex or the soil or ground water on or under the Building Complex. Without limiting the foregoing, if the presence of any Hazardous Material on or about the Building Complex caused or permitted by Tenant results in any contamination of any portion thereof, Tenant shall promptly take all actions at its sole expense as are necessary to return the Building Complex to the condition existing prior to the introduction of any such Hazardous Material, subject to obtaining Landlord's prior written consent to the actions to be taken by Tenant. Landlord may properly require its consent to the selection of the contractors and other experts involved in the inspection, testing and removal or abatement activities, the scope of activities to be performed, the manner and method for performance of such activities, and such other matters as may be required or requested by Landlord for the safety of and continued use of the Building Complex and all occupants thereof. The obligations and liabilities of Tenant herein shall survive expiration or termination of this Lease, unless the Phase I inspection per Section 31(f) concludes that no contamination has occurred, whereby the obligations and liabilities of Tenant in this Section 32 shall terminate.

     33. EMINENT DOMAIN. If more than twenty-five percent (25%) of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, to terminate this Lease, and Landlord shall be entitled to any and all income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. If either less than or more than twenty-five percent (25%) of the Premises is taken, and neither party elects to terminate as herein provided, the rental thereafter to be paid shall be equitably reduced. If any part of the Building other than the Premises may be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease and shall be entitled to the entire award as above provided.

     34. ESTOPPEL CERTIFICATE. Tenant shall, at any time and from time-to-time upon not less than ten (10) days' prior written request from Landlord, execute, acknowledge and deliver to Landlord, in form reasonably satisfactory to Landlord or Landlord's mortgagee, a written statement certifying (if true) that Tenant has accepted the Premises, that this Lease Agreement is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that Landlord is not in default hereunder, the date to which the rent and other charges have been paid in advance, if any, and such other accurate certifications as may reasonably be required by Landlord or Landlord's mortgagee. It is intended that any such statement delivered pursuant to this Paragraph may be relied upon by any prospective purchaser or mortgagee of all or any part of the Project or any interest therein.

     35. AUTHORITY OF PARTIES.

     a. CORPORATE AUTHORITY. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     b. LIMITED PARTNERSHIP. If the Tenant herein is a limited partnership, the General Partner executing this Lease on behalf of the limited partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the limited partnership in accordance with the limited partnership agreement and that this Lease is binding upon said partnership.

     c. GENERAL PARTNERSHIP. If the Tenant herein is a general partnership, each individual executing this Lease on behalf of said general partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the general partnership, in accordance with the general partnership agreement, and that this Lease is binding upon said partnership.

     d. LIMITED LIABILITY COMPANY. If a Tenant is a limited liability company, each individual executing this Lease on behalf of said limited liability company represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the limited liability company, in accordance with the limited liability company's articles of organization/operating agreement, and that this Lease is binding upon said limited liability company.

     36. PARKING. Landlord shall provide a reasonable area for off-street parking, for use of customers of Tenant and Tenant's employees in common with customers and employees of other occupants of other portions of the Project.

     37. CONTROL OF THE COMMON AREAS. All parking areas, driveways, entrances and exits, common areas and other facilities furnished by Landlord in, on or near any part of the Project of which the Premises is a part shall at all times be subject to the exclusive control and management of Landlord notwithstanding that Tenant and/or Tenant's employees and/or customers, may have a non-exclusive right to the use thereof.

     38. GENERAL PROVISIONS.

     a. WAIVER. The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

     b. JOINT OBLIGATION. If there be more than one Tenant, the obligations hereunder imposed upon Tenants shall be joint and several.

     c. MARGINAL HEADINGS. The marginal headings and paragraph titles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     d. TIME. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

     e. SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

     f. QUIET POSSESSION. Upon Tenant's paying the rent hereunder and observing and performing all of the covenants, conditions and provisions of Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

     g. PRIOR AGREEMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effected or binding on any party until fully executed by both parties hereto.

     h. ARBITRATION/ATTORNEYS' FEES. In the event of a dispute hereunder, the matter shall be submitted to binding arbitration through the American Arbitration Association or such other forum as may be agreed upon by the parties. The arbitrator(s) shall have authority as part of any award, and in the sound exercise of discretion, to award the party whose position is substantially favored, such party's costs and expenses including reasonable attorneys' fees.

     i. CHOICE OF LAW. This Lease shall be governed by the laws of the State of Colorado.

     j. FINANCIAL STATEMENTS. Tenant and any Guarantors of Tenant's obligations hereunder shall provide their most recent financial statement(s), including statements of income and expense and statements of net worth within 15 days following the request of Landlord. Landlord


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may request said statements once during any twelve (12) month period. Said statement shall be verified as being true and correct and Landlord agrees to keep said statements confidential, but may use the statements for purposes of obtaining financing upon the property.

     k. SIGN APPROVAL. Landlord must approve in writing any signs to be placed in or on the Premises regardless of size or value.

     39. BROKERS. Tenant warrants that it has had no dealings with any real estate brokers or agents excepting Robert Bruce and Marcia Mueller and the Frederick Ross Company, in connection with the negotiation of this Lease and it knows of no real estate broker or agent who is entitled to a commission in connection with this Lease.

If there is an early termination of this Lease for any reason, Tenant agrees to immediately reimburse Landlord for any unearned real estate commissions paid by Landlord based upon a straight line amortization of the total value of the commissions.

     40. ADDITIONAL PROVISIONS.

Not Applicable


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


IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates hereinafter set forth.

LANDLORD:                                   TENANT:

BURBANK EAST BUSINESS PARK.                 BIOPOOL INTERNATIONAL, INC.


By:  /S/ ELYCIA BOYER                       By:   /S/ TIMOTHY J. DAHLTORP
    --------------------------                  -------------------------------
Elycia Boyer, Agent for                         Timothy J. Dahltorp
James M. Roswell, owner
                                                Title: Chief Financial Officer

Date:      12/19/00                          Date:    12/19/00
     -------------------------                    -----------------------------


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